SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
December 18, 2008
(Date of Report)
CNA SURETY CORPORATION
(Exact name of Registrant as specified in its charter)
1-13277
(Commission File No.)

Delaware (State or other jurisdiction)	36-4144905 (IRS Employer Identification No.)

333 S. Wabash Ave., Chicago, Illinois (Address of principal executive offices)	60604 (Zip code)
(312) 822-5000
(Registrant’s telephone number, include area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS AND CERTAIN OFFICERS

See Exhibit 99 to this Form 8-K

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit 99 — CNA Surety Corporation Press Release issued on December 17, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CNA SURETY CORPORATION (Registrant)
	By:	/s/ John F. Corcoran
John F. Corcoran
Dated: December 18, 2008		Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No. 99.	CNA Surety Corporation Press Release issued on December 17, 2008.